Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: secretaryofstate.biz
                                                          Document Number
                                                          20070217044-77
                                                          Filing Date and Time
                                                          03/27/2007 9:00 AM
                                                          Entity Number
                                                          E0236642007-1

                                                          Filed in the office of
                                                          /s/ Ross Miller
                                                          Ross Miller
                                                          Secretary of State
                                                          State of Nevada
                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               Onyx China Inc.

2. Resident Agent             Business Filings Incorporated
   Name and Street            Name
   Address:
  (must Street be a           6100 Neil Road, Suite 500      Reno, Nevada              89511
   Nevada address where          Address                     City                     Zip Code
   process may
   be served).                Optional Mailing Address City State Zip Code

3. Shares:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 75,000,000      Par value: $0.001       without par value:
   authorized
   to issue)

                              1. Dmitry Lyakutin
4. Names & Addresses,            Name
   of Board of                   310A-92                    Irkutsk        Russia       664050
   Directors/Trustees:           Street Address              City          State       Zip Code
   (attach additional page
   if there is more than 3    2.
   directors/trustees            Name

                                 Street Address              City          State       Zip Code

                              3.
                                 Name

                                 Street Address              City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)          Any lawful business

6. Names, Address             The Nevada Company, Terese Coulthard, Asst. Sec.     /s/ T Coulthard
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    8025 Excelsior Drive, Suite 200    Madison     WI        53717
   if there is more than 1    Address                            City      State      Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ T Coulthard                                                March 26, 2007
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.